144 CIT ANNUAL REPORT 2008

EXHIBIT 32.2

Certification Pursuant to Section 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of CIT Group Inc. (“CIT”) on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph M. Leone, the Chief Financial Officer of CIT, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

     (i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIT.

/s/ Joseph M. Leone

Dated: March 2, 2009	Joseph M. Leone
Vice Chairman and Chief Financial Officer
CIT Group Inc.